Exhibit 10.4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ROBOTIC DEVELOPMENT AND SUPPLY AGREEMENT

This Robotic Development and Supply Agreement (“Agreement”) is made as of this 13th day of February, 2014 (“Effective Date”), by and between Microline Surgical, Inc. of 800 Cummings Center, Suite 166T, Beverly, MA 01915 (“Microline”) and TransEnterix Surgical, Inc. of 635 Davis Drive, Suite 300, Durham, North Carolina 27713 (“TransEnterix”).

WHEREAS, Microline develops and sells flexible and rigid sealing instruments for use in surgical procedures;

WHEREAS, TransEnterix previously agreed to have Microline develop and supply a fully disposable flexible sealing product and power supply (known as FVS and UPS Products) in a Development and Supply Agreement dated November 4, 2011 (the “Original Agreement”);

WHEREAS, the parties are amending the Original Agreement by entering into Amendment No. 1 to the Original Agreement;

WHEREAS, TransEnterix is developing and launching its SurgiBot® surgical platform, and wishes to engage Microline to develop a flexible sealer product for its Robotic System (as defined below) for exclusive use in the Field with the Robotic System; and

WHEREAS, following the development of such FSP Product (as defined below), Microline shall supply such FSP Product, along with the Power Supply Product (as defined below), to TransEnterix on the terms and conditions set forth herein;

NOW THEREFORE in consideration of the foregoing premises and for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the parties), the parties hereby agree as follows:

1.	DEFINITIONS

(a) “Affiliates” shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For purposes of this definition, the terms “control,” “controlled by” and “under common control with” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person and, in the case of an entity, shall require (a) in the case of a corporate entity, direct or indirect ownership of at least a majority of the stock or shares having the right to vote for the election of directors, and (b) in the case of a non-corporate entity, direct or indirect ownership of at least a majority of the equity interests with the power to direct the management and policies of such non-corporate entity.

(b) “Animal Testing “ shall mean burst pressure testing of the FSP Product using explanted vessels, and simulated use testing of the FSP Product in a live animal model.

(c) “Control” shall mean with respect to any Technology or Intellectual Property Right, the possession (whether by ownership or license, other than by a license granted pursuant

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to this Agreement) by a party of the ability to grant to the other party access, ownership, a license and/or a sublicense under such Technology or Intellectual Property Right without violating the terms of any agreement or other arrangement with any third party as of the time such party would first be required hereunder to grant the other party such access, ownership, license, or sublicense.

(d) “Deliverable” shall mean any of the items to be delivered by Microline to TransEnterix pursuant to the Work Plan, including the PoPP1, PoPP2, and Pilot Product Units.

(e) [Intentionally omitted.]

(f) “Design Review” shall mean a meeting between Microline and TransEnterix where a detailed review of the FSP Product device design and any relevant document deliverables occurs. The Design Review is not considered complete until the Project Directors agree in writing that the design or documentation changes resulting from the review are complete and that the reviewed FSP Product device design is considered acceptable.

(g) “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

(h) “FDA Clearance [******] mm or [**] mm” shall mean Microline’s 510(k) clearance by the FDA for marketing and sale in the United States of the FSP Product developed by Microline hereunder, with a [*****************************] indication and for use with the Robotic System.

(i) “FDA Clearance [**]” shall mean a 501(k) clearance by the FDA for marketing and sale in the United States of the FSP Product developed hereunder, with a [************************************] indication and for use with the Robotic System.

(j) “FDA Submission [*****] mm or [**] mm” shall mean Microline’s submission to the FDA of a request for 510(k) clearance for marketing and sale in the United States of the FSP Product developed hereunder, with a [******************************** ****] indication and for use with the Robotic System.

(k) “Field” shall mean open, minimally invasive and laparoscopic surgery.

(l) “FSP Design Freeze” shall mean the reasonable completion of the design and Design Review for the final iteration of the FSP Product, where the Project Directors agree that the resulting device should meet all of the FSP Product Specifications. This assessment is made based upon the review of (i) PoPP2 test data (or such other test data as required) and (ii) design modifications made to reasonably address specification failures in PoPP2 (or any subsequent proof of principle prototype iterations).

(m) “FSP Launch Date” shall mean the date on which all Milestones have been met and Pilot Product Acceptance has occurred.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(n) “FSP Product” shall mean the fully disposable flexible vessel sealing product that (i) utilizes the Power Supply Products, (ii) is designed and intended for use with the Robotic System and (iii) is designed in accordance with the FSP Product Specifications.

(o) “FSP Product Specifications” shall mean the written requirements and specifications for the FSP Product to be developed hereunder, as agreed to in writing by the Parties pursuant to Section 2(f) and as subsequently amended by mutual agreement of the Parties.

(p) “Good Manufacturing Practices” shall mean all rules and standards contained in the then-current “Good Laboratory Practices,” and/or “Good Manufacturing Practices,” as promulgated by the FDA or by any other Governmental Authority having jurisdiction over the development, marketing or sale of any Supply Product.

(q) “Governmental Authority” shall mean any nation, territory, or government (or union thereof), foreign, domestic, or multinational, any state, local, or other political subdivision thereof, and any bureau, court, tribunal, board, commission, department, agency, or other entity exercising executive, legislative, judicial, regulatory, or administrative functions of government, including all taxing authorities and all European notified bodies, including notified bodies within the sense of Article 16 of the European Union Medical Device Directive 93/42/EEC, and all other entities exercising regulatory authority over medical products or devices.

(r) “Intellectual Property Rights” shall mean all intellectual property rights in any jurisdiction worldwide, including: (i) Patent Rights; (ii) rights associated with Technology that are works of authorship including copyrights, copyright applications, and copyright registrations; (iii) rights relating to the protection of Technology as trade secrets, know-how or confidential information; and (iv) rights in any trade names, trademarks, service marks, domain names, logos, trade dress and brand features.

(s) “Marketing Requirements Document” shall mean the description of the requirements for the development of the FSP Product as initially set forth on Exhibit A, and as reviewed and updated in writing by mutual agreement of the Project Directors.

(t) “Milestone” shall mean each of the events listed in Section 10, which include, in addition to the Effective Date of this Agreement, Kick-Off Meeting, Design Review and sign off on Supply Product Specification, Proof of Principle Prototype 1, Proof of Principle Prototype 2, FSP Design Freeze, FDA Clearance [**], FDA Submission [******] mm or [**] mm, and FDA Clearance [*****] mm or [**] mm.

(u) “Patent Rights” shall mean all patents, patent applications and inventions on which patent applications are filed and all patents issuing therefrom worldwide, together with any extensions, registrations, confirmations, reissues, continuations, divisionals, continuations, continuations-in-part, reexamination certificates, substitutions or renewals, supplemental protection certificates, term extensions (under applicable patent law or other law), provisional rights and certificates of inventions.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(v) “Pilot Product Acceptance” shall mean acceptance by TransEnterix of the Pilot Product Units, which acceptance shall not be unreasonably withheld, and which acceptance shall be made if the Pilot Product Units are acceptable for use in accordance with instructions for use and substantially meet the tissue sealing product specifications within the Supply Product Specifications agreed upon by the Project Directors.

(w) “Pilot Product Units” shall mean one-hundred (100) sterile units of the FSP Product in compliance with the Warranties, for initial clinical demand, that are to be delivered to TransEnterix pursuant to the Work Plan.

(x) “Power Supply Product” shall mean the Microline Universal Power Supply product conforming to the applicable Supply Product Specification and consistent with the Marketing Requirements Document.

(y) “Program Executives” shall mean Sharad Joshi or his successor as Chief Executive Officer for Microline, and Todd M. Pope or his successor as Chief Executive Officer for TransEnterix.

(z) “Profit Margin” shall mean [*********************] of then-current Transfer Price for a Supply Product.

(aa) “Project” shall mean the development work to be performed by Microline pursuant to this Agreement.

(bb) “Project Directors” shall initially mean Richard M. Mueller and Chris Devlin and their successors agreed to by the Program Executives.

(cc) “Project Technology” shall mean any Technology conceived, created, made or reduced to practice during the Term solely or jointly by or on behalf of Microline or TransEnterix, in each case directly arising out of the performance of this Agreement.

(dd) “Proof of Principle Prototype 1” or “PoPP1” shall mean the completion of the design, Design Review, fabrication and testing (including Animal Testing) of the first iteration of FSP Product prototypes. [*************************************** ********************************************************************************************************** ********************************************************************************************************** **********************************************************.]

(ee) “Proof of Principle Prototype 2” or “PoPP2” shall mean the completion of the design, Design Review, fabrication and testing (including Animal Testing) of the second iteration of FSP Product prototypes.[******************************************* *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** ***************************************************************************.]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ff) “Regulatory Approval” shall mean FDA Clearance [******] mm or [**] mm.

(gg) “Robotic System” shall mean TransEnterix’s robotic surgical system, with the characteristics described on Exhibit B.

(hh) “Supply Products” shall mean the FSP Products and the Power Supply Products.

(ii) “Supply Product Specifications” shall mean the FSP Product Specifications and the specifications for the Power Supply Product in each case as developed by the Project Directors and consistent with the requirements set forth in the Marketing Requirements Document, and as agreed to by the Project Directors in writing.

(jj) “Technology” shall mean any invention, conception, process, composition, device, apparatus, discovery, improvement thereon or other technology, whether or not patented or patentable or otherwise protectable by Intellectual Property Rights.

(kk) “Transfer Price” for a Supply Product for a given period shall mean the transfer price indicated on Exhibit D for such Supply Product and period.

(ll) “Work Plan” shall mean the Work Plan, including the timeline and Work Plan Budget, for development of the FSP Product as mutually agreed-upon by the parties and attached as Exhibit C, as such Exhibit may be updated and amended upon mutual written agreement of the parties (acting through the Program Executives) as provided in this Agreement.

2.	DEVELOPMENT PROJECT

(a) Supply Product Specifications and Marketing Requirements Document. The parties will mutually agree to and approve Supply Product Specifications and Marketing Requirements Documents. Prior to the Kick-Off Meeting required under Section 2(f), Microline shall develop, with collaborative input by TransEnterix, proposed Supply Product Specifications that are consistent with the Marketing Requirements Document. It is understood and agreed to by the Parties that while the Supply Product Specifications shall be developed through collaboration between the parties, Microline shall be considered the developer of the Supply Product Specifications for all regulatory purposes. TransEnterix must provide a clear set of technical specifications of the Robotic System that affect the Supply Product Specifications before Supply Product Specifications are finalized.

(b) Agreement to Develop. Microline shall, in consideration of the payments to be made by TransEnterix pursuant to this Agreement, use commercially reasonable efforts to (i) design and develop an FSP Product, for use with the Robotic System, that is consistent with the Marketing Requirements Document and in accordance with the FSP Product Specification, (ii) deliver the Deliverables as set forth in the Work Plan, including the prototypes and Pilot Product Units, and (iii) otherwise comply with its obligations in the Work Plan and the Marketing Requirements Document.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) TransEnterix’s Obligations. TransEnterix shall make test fixtures and breadboards available to Microline at mutually agreed points in the Work Plan so it can test for compatibility and interactions with the Robotic System. TransEnterix will certify the test fixtures and breadboards and in any event supply them to Microline so as not to delay development of the FSP Product or Power Supply Product. TransEnterix shall otherwise use its commercially reasonable efforts to perform any responsibilities allocated to it in the Work Plan.

(d) Project Directors. Each Project Director shall be responsible for representing the interests of the corresponding party with respect to the management of the Project. The parties acknowledge and agree that the Project Directors shall have the authority to amend the Marketing Requirements Document, and the Supply Product Specifications, on behalf of the parties upon mutual agreement.

(e) Design Meetings. The Project Directors shall meet periodically to discuss the status of the Project at such times and in such locations or forms (e.g., telephone or video conference) as the parties shall agree. At such meetings, the parties shall review the progress of the Project as against the Work Plan and any potential technical difficulties or potential need to revise the Work Plan, the Marketing Requirements Document, or the Supply Product Specifications. The Microline Project Director shall be responsible for recording the minutes of each meeting. Such minutes shall be circulated within ten (10) business days following the meeting for review and comment. Such minutes shall be deemed approved by both of the parties unless a party objects to the accuracy of such minutes by providing written notice to the other party’s Project Director within ten (10) business days of receipt of such minutes.

(f) Kick-Off Meeting. The first meeting of the Project Directors (the “Kick-Off Meeting”) may take place before or as soon as practicable following the Effective Date; provided that the parties shall endeavor to hold such Kick-Off Meeting within thirty (30) days after the Effective Date or on such other date as mutually agreed to by the parties. During the Kick-Off Meeting, the parties shall (i) review each of the Work Plan, the Marketing Requirements Document, and the Supply Product Specifications developed by the parties under Section 2(a), and (ii) develop and agree to a detailed statement of work (the “SOW”) which shall become part of the Work Plan. Promptly after the Kick-Off Meeting, Microline shall update the FSP Product Specification, Power Supply Product Specification, Work Plan (including by incorporating the SOW) and/or Marketing Requirements Document to reflect any changes agreed to by the parties during the Kick-Off Meeting, and the same shall be delivered to the Program Executives for written approval.

(g) Changes to Marketing Requirements Document, Supply Product Specifications or Work Plan. Except as provided herein, no changes to the Work Plan, Supply Product Specifications, or Marketing Requirements Document shall be permitted without the written consent of both parties. If either party wishes to propose a change to any such document, it shall submit a written request for such change, describing all anticipated changes in fees, costs, feasibility or delivery schedule that will result from such change. The parties shall then negotiate in good faith the requested change, but neither party shall be under any obligation to agree to any change, and if the parties fail to agree to a change the Project shall continue unamended.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h) Development Costs. Microline shall use commercially reasonable efforts to design and develop the FSP Product to be developed hereunder in accordance with the budget set forth in the Work Plan (“Work Plan Budget”). To the extent that Microline shall incur any capital costs or overruns not accounted for in the Work Plan Budget, such expenses shall be the sole responsibility of Microline (and such overruns or costs shall not relieve Microline of any of its obligations to TransEnterix hereunder). Microline shall have the sole authority to select and manage vendors to be used in connection with the project. TransEnterix will have the option to make direct payments to vendors for purchases of tooling specific to the FSP Supply Products. In such cases, TransEnterix shall additionally pay to the vendors the costs for validations of such tooling made at such vendors’ facilities, whereas Microline shall be solely responsible for operation of the tooling and any costs associated with validations of such tooling made at the Microline facility.

(i) Subcontracting. Either party may subcontract its obligations under the Work Plan upon prior written notice to the other party. Each party shall be responsible for any act or omission of any of its subcontractors in connection with such subcontractor’s performance of such party’s obligations under this Agreement. Each Party agrees to enter into an agreement with any such subcontractors pursuant to which the subcontractor agrees to be bound by the confidentiality and intellectual property obligations of the parties set forth in Section 14 of this Agreement. TransEnterix may perform a quality system assessment of any subcontractor who provides Microline with contract manufacturing services related to the Supply Products.

3.	DELIVERABLES AND TESTING; REGULATORY APPROVAL

(a) Deliverables. Microline shall use commercially reasonable efforts to deliver Deliverables conforming to the Supply Product Specifications and Marketing Requirements Document to TransEnterix in accordance with the Work Plan (and the timeframes set forth therein). Upon delivery of a Deliverable, Microline shall also deliver to TransEnterix copies of all associated design documentation, test data, reports, and any other information that is reasonably required by TransEnterix in order to understand and review such Deliverable.

(b) Review of Deliverables. Upon delivery to TransEnterix of the Pilot Product Units, TransEnterix shall promptly, but within no more than fifteen (15) business days, (i) inspect, review and test and (ii) accept or reject such Pilot Product Units by written notice to Microline. Upon delivery to TransEnterix of any Deliverable (but not including the Pilot Product Units or any Deliverable defined herein to require mutual satisfaction or agreement (e.g., FSP Design Freeze, PoPP1, PoPP2)), TransEnterix shall promptly, but within no more than ten (10) business days, (i) inspect, review and test each Deliverable and (ii) accept or reject such Deliverable by written notice to Microline. Payment for any Deliverable with an associated Milestone payment under Section 10 shall be due as specified in Section 10(a). TransEnterix shall accept all such Deliverables delivered in reasonable conformity with the material aspects of the Supply Product Specifications, Marketing Requirements Document, or Work Plan, as applicable, but may reject any Deliverable that fails to conform to a reasonable degree with material aspects of such criteria. In the event TransEnterix rejects any such Deliverable, it shall provide the reasons for such rejection to Microline. Unless the parties agree to a longer timeframe and/or cost, as applicable, Microline shall have up to forty-five (45) days following

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such rejection to remedy any deficiencies in such Deliverable and to re-deliver such Deliverable to TransEnterix. The parties shall repeat the procedures described in this Section 3(b) until the Deliverable, based on the good faith determination of TransEnterix, conforms to the Supply Product Specifications. Notwithstanding anything to the contrary in this Agreement, each Party shall be commercially reasonable in agreeing that a Milestone or Deliverable has been met.

(c) Regulatory Approval. Microline shall apply for and use commercially reasonable efforts to obtain at its expense Regulatory Approval, and corresponding 510(k) clearance for use of the Power Supply Product, in each case in the United States. Microline shall keep TransEnterix informed as to the status of its applications for such Regulatory Approval and 510(k) clearance, and shall advise TransEnterix as to whether such applications are for the [******] mm or [**] mm [************] indication. As reasonably requested by TransEnterix, the Parties shall meet to negotiate mutually acceptable amendments to the Work Plan and SOW to develop necessary extended Shelf Life (as defined in 6(a)), and the necessary information and documents for filing for such additional regulatory clearances in jurisdictions outside of the United States at TransEnterix’s expense, including, without limitation, the technical file for CE/European approval. All cost increases associated with such amendments shall be reflected in a mutually agreed-upon amendment to the Work Plan. TransEnterix shall cooperate with Microline relating to all material issues, amendments, supplements, and other matters described in this Section 3(c) respecting all regulatory approvals for the FSP Product developed hereunder. Upon such mutually agreed-upon amendments, Microline shall use commercially reasonable efforts to obtain regulatory approvals for use of the FSP Product developed hereunder, and the Power Supply Product, in jurisdictions outside of the United States, as agreed, at TransEnterix’s expense.

(d) TransEnterix shall use commercially reasonable efforts to, within five (5) months from the Effective Date, freeze the aspects of the Robotic System that affect the FSP Product Specification (“Surgibot Design Freeze”). If Surgibot Design Freeze does not occur within five (5) months of the Effective Date, all subsequent deadlines shall be extended by the length of time Surgibot Design Freeze is delayed. Microline’s obligations to meet the Milestones, the Deliverables and Pilot Product Acceptance are subject to the Robotic System receiving FDA clearance and such Robotic System aspects not changing in the FDA-cleared Robotic System in a way that affects the FSP Product Specification.

4.	SUPPLY RELATIONSHIP

(a) Purchase and Sale. During the Minimum Period (defined in Section 4(c))), Microline agrees to manufacture and sell to TransEnterix all of its requirements for the Supply Products at the prices set forth on Exhibit D, in each case subject to the other terms and conditions of this Agreement.

(b) Forecasts. Subject to Section 4(c), each quarter, TransEnterix will provide Microline non-binding, rolling twelve (12) month forecasts for its requirements for the Supply Products. Such forecasts shall become binding with respect to any given calendar quarter ninety (90) days prior to the commencement of such calendar quarter. Microline shall use commercially reasonable efforts to accommodate such forecasts and provide the required Supply

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Products in accordance with the forecasts provided by TransEnterix (timeframe and volume), subject to a reasonable maximum monthly order limit to be determined by the parties in good faith. Notwithstanding the foregoing, (i) Microline shall meet TransEnterix’s volume requirements for the Supply Products in any given quarter provided that the volume for such quarter is not in excess of [******************] from the previous quarter, and (ii) Microline shall provide the Supply Products to TransEnterix on the dates described in the binding forecasts. Microline covenants and agrees with TransEnterix to use its commercially reasonable efforts to accommodate any change in the forecasts requested by TransEnterix (i.e., increases, decreases, timing of delivery, etc.).

(c) Product Minimums. Notwithstanding anything to the contrary contained in this Agreement, during each of the [*************************] following the FSP Launch Date (collectively, the “Minimum Period”), TransEnterix shall purchase at least the minimum number of Supply Products set forth on Exhibit E, which number shall be reduced by [****]% for each month’s delay in the FSP Launch Date from the date specified in the Work Plan that is caused solely by Microline (the “Minimum Products”). Delays to the Work Plan that are caused by a delay in TransEnterix deliverables or by mutually agreed changes to FSP Product Specifications will not be counted towards this reduction in Minimum Products, but instead will shift the Work Plan schedule accordingly. [************************************************************************************************* ************************************************************************************************************ ****************************************************************************************************** ****************************************************.] During any Renewal Term (as such term is defined in Section 15(a)), TransEnterix shall purchase the cumulative minimum number of Supply Products set forth on Exhibit E for such Renewal Term (the “Renewal Minimum Products”).[***************************************************************** ************************************************************************************************************ ************************************************************************************************************ *******************************************************************.]

(d) Improvements to Power Supply Products. Microline may notify TransEnterix in writing of any improvement made by Microline to the Power Supply Products during the Term (“Improvements Notice”), which Improvements Notice shall contain a reasonably detailed description of such improvement. If TransEnterix notifies Microline in writing (“Election Notice”) within thirty (30) days after the receipt of such Improvements Notice that TransEnterix desires to incorporate such improvement into the Power Supply Products being supplied to TransEnterix hereunder, the parties shall negotiate in good faith an adjustment to the price of such Power Supply Products to reflect such improvement. To the extent that the parties cannot agree upon such an adjustment within sixty (60) days following Microline’s receipt of the Election Notice, such adjustment shall be determined in accordance with Section 16(e).

(e) Inventory Reports. Within fifteen (15) days following each quarter during the Term, TransEnterix shall provide Microline with an inventory report for such quarter in such form as Microline may reasonably request, along with a short summary of TransEnterix’s marketing and sales plans for the Supply Products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.	SHIPPING, RISK OF LOSS, ACCEPTANCE

(a) Shipment. Microline shall: (i) ship Supply Products in accordance with Section 4(b) to TransEnterix’s address as specified in Section 16(i) or such other address specified by TransEnterix in writing; (ii) enclose a packing memorandum with each shipment and, when more than one (1) package is shipped, identify the package containing the memorandum; (iii) forward bills of lading and shipping notices with invoices; and (iv) invoice TransEnterix by mailing or otherwise transmitting invoices, bills, and notices to TransEnterix’s address as specified in Section 16(i).

(b) Shipping Point, Risk of Loss. Microline shall pack the Supply Products in accordance with good commercial practice to avoid damage in transit. Supply Products ordered by TransEnterix shall be shipped by Microline FOB Beverly, Massachusetts, with the carrier and to TransEnterix’s address as specified in Section 16(i) or such other address specified by TransEnterix in writing. The Supply Products shall be sent from Microline and received by TransEnterix sterile, finished, supply boxed and packaged with appropriate TransEnterix labeling (unless otherwise specified by TransEnterix) so that TransEnterix can ship the Supply Products directly to its customers.

6.	SUPPLY PRODUCT WARRANTIES

(a) Supply Product Warranty. Microline represents and warrants to TransEnterix that (i) all Supply Products (and the Pilot Product Units) will function with other Supply Products (i.e., the FSP Supply Product will function with the Power Supply Product supplied hereunder, and vice versa), conform in all material respects to the applicable Supply Product Specifications, will conform with the applicable Regulatory Approval and will be free from any material defects in materials and workmanship for a period (the “Shelf Life”) of twelve (12) months from the date of shipment from Microline to TransEnterix or such other duration agreed to in writing by the parties, (ii) Microline will transfer good title to the Supply Products to TransEnterix, and (iii) all documentation supplied with the Supply Products will be complete and accurate (the warranties contained in Section 6(a)(i), (ii) and (iii) collectively, the “Warranties”).

(b) Inspection and Acceptance. Within fifteen (15) business days after delivery of a shipment of Supply Products, TransEnterix (or its end user customer) shall conduct a visual inspection of the quantity and outside of the packaging of each unit of sale received in such shipment and may, at its option, test select units for conformance to Supply Product Specifications, and shall provide written notice to Microline identifying any (a) Supply Product shortages or (b) Supply Products that substantially fail to conform with the Warranties (each of (a) and (b), a “Warranty Claim”). Except as otherwise set forth below, any Supply Product for which a Warranty Claim has not been received by Microline within the fifteen (15) day period shall be deemed to have been accepted by TransEnterix. TransEnterix’s acceptance of such Supply Product shall be deemed to waive any claims other than claims brought during the Shelf Life of such Supply Product arising solely out of such Supply Product’s substantial failure to

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

comply with any of the Warranties (and not arising solely out of TransEnterix’s or any end-user’s storage, handling, modification, misuse, marketing, export, import, advertising, labeling, distribution or sale of such Supply Product) (a “Specifications Claim”).

(c) End-User Procedures. Whenever TransEnterix shall sell a Supply Product it shall instruct the purchaser of such Supply Product to contact TransEnterix customer service for general support for such Supply Product. TransEnterix shall provide general support and maintenance for such Supply Product; provided that if such Supply Product is returned to TransEnterix due to a Warranty Claim or a Specifications Claim, TransEnterix shall provide such Supply Product(s) to Microline within fifteen (15) business days following receipt of such returned Supply Product(s) by TransEnterix. Upon verification of such claim in accordance with Section 7(e), Microline shall promptly repair or replace such Supply Product, at Microline’s sole cost and expense provided that the Supply Product did not meet the Supply Product Specifications or Warranties and was used in accordance with instructions for use.

7.	QUALITY, AUDIT AND RECORDS

(a) Appointment of Quality Control Manager. Each party shall appoint a responsible Quality Control Manager who shall be responsible for all communications with respect to quality control with the other party, including those relating to Supply Product qualification and inspection, testing and quality control procedures.

(b) Quality Assurance. Microline shall adopt and maintain a quality system to ensure that all Supply Products manufactured under this Agreement conform to the applicable approved Supply Product Specifications (the “QA System”). TransEnterix may annually perform a quality system assessment and product assessment (i.e. quality system audit and product quality audit) at Microline’s facilities to assure conformance to quality system regulations and product specifications. Each party shall work together in good faith to resolve any issues related to quality and/or regulatory requirements.

(c) Government Inspections. Microline agrees to provide access to its facilities at any time to FDA representatives or, if applicable, representatives from any other Governmental Authorities (including notified bodies) having appropriate jurisdiction for inspection or other purposes, on any notice period required by the FDA or any other Governmental Authority. In addition, if the facilities used by Microline to manufacture the Supply Products are the subject of an audit or inspection by the FDA or similar Governmental Authority, Microline shall notify TransEnterix and if possible under the circumstances, TransEnterix shall have the right to be present during such audit or inspection.

(d) Records. Microline shall keep complete, accurate and detailed original records pertaining to the manufacture of the Supply Products hereunder. Records shall be maintained for the longer of (i) any period required under applicable law; and (ii) a period of ten (10) years after expiration or termination of this Agreement. Microline shall make available to TransEnterix such records without unreasonable delay to the extent reasonably requested and required by TransEnterix to comply with its regulatory and other legal and reasonable business requirements.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) Microline Personnel. During the Shelf Life of each Supply Product delivered hereunder, Microline shall provide, at the request of TransEnterix and at no additional cost to TransEnterix, technically competent personnel of Microline to assist in the identification and resolution of any performance problems with the Supply Products in accordance with Microline’s regulatory procedures.

(f) Complaints and Corrective Action.

(i) TransEnterix will be the initial contact for all complaints from its customers. TransEnterix will record, log, and maintain complaint files. TransEnterix will forward to Microline reports of complaints within ten (10) business days of their receipt by TransEnterix. If the complaint is accompanied by or followed by return of the subject Supply Product to TransEnterix, TransEnterix will return to Microline the Product that is the subject of the complaint; provided, TransEnterix may at its option perform an initial evaluation of the returned Product to determine the root cause of failure. Microline shall make available all complaint investigation reports, customer communications and corrective actions associated with Supply Product complaint reports within sixty (60) days of receiving the TransEnterix report of complaint.

(ii) Microline will be responsible for filing all required regulatory reports with the appropriate Regulatory Authorities.

(g) Product Recalls. If, in the judgment of Microline or TransEnterix, any Supply Product defect or any government action requires a recall of, or the issuance of an advisory letter regarding, any Supply Product, either Party shall undertake such recall or issue such advisory letter only after notification to and agreement with the other Party. Each Party shall notify the other Party within five (5) business days of becoming aware (as such phrase is defined in 21 CFR 803) of any issue that could lead to a field action related to the Supply Products. The Parties shall endeavor to reach an agreement prior to making any recall or issuing any advisory letter regarding the manner, text and timing of any publicity to be given in such matters in time to comply with any applicable legal or regulatory requirements, but such agreement will not be a precondition to any action that either Party deems necessary to protect users of Supply Products or to comply with any applicable governmental orders or mandates. The Parties agree to provide reasonable assistance to one another in the event of any recall or issuance of any advisory letter. Notwithstanding anything in this Agreement to the contrary, TransEnterix shall have the right to manage any Supply Product recall.

(h) Return of Products Safety Related or Not Safety Related. With regard to issues pertaining to quality, reliability, durability or customer dissatisfaction, but not necessarily pertaining to safety related issues, whereby customer complaints indicate a known or inherent product fault, flaw, or deficiency not related to the Marketing Requirements, both parties shall work together in good faith to resolve the issues. TransEnterix may return inventory of Supply Products to Microline for rework, repair, or replacement at Microline’s expense in the event of known and confirmed product faults, flaws, or deficiencies whether related to product safety or not within a reasonable period of time but not to exceed thirty (30) days from the time of the return.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.	EXCLUSIVITY.

(a) Microline Exclusivity; Changes to FSP Product. Microline agrees that it shall develop the FSP Product exclusively for, and supply the FSP Product exclusively to, TransEnterix for use with the Robotic System in the Field. TransEnterix acknowledges and agrees that nothing herein shall preclude Microline from conducting any development efforts, or from using any Microline Background Technology, Microline Project Technology, or Intellectual Property Rights therein, in each case to research, develop or commercialize products (other than the FSP Product, or any fully or partially reusable version thereof, specifically for use with the Robotic System in the Field). Microline covenants and agrees that it shall promptly refer all inquiries regarding the FSP Product for use with the Robotic System in the Field to TransEnterix. Microline agrees that it will not supply the FSP Product for use with the Robotic System, or any other product specifically for use with the Robotic System, to any third party (other than TransEnterix), whether directly or indirectly, for use in the Field. Microline acknowledges that any continuing and material breach of this Section 8(a) may cause TransEnterix irreparable harm for which damages may not be an adequate remedy, and accordingly Microline hereby agrees that the issuance of an injunction or other equitable relief may be appropriate to restrain any such breach or threatened breach.

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(b) TransEnterix Exclusivity. During the Minimum Period, and except as set forth in Section 8(c), TransEnterix agrees that it shall purchase all FSP Products and Power Supply Products, and any other vessel sealing devices and associated power supply products for use with the Robotic System, exclusively from Microline.

(c) Alternate Suppliers. In the event that either (i) Microline shall determine that it no longer has the capability to manufacture Supply Products for TransEnterix or (ii) Microline fails to supply at least [**]% of the binding forecasts for [***] consecutive quarters (unless due to reasons beyond the reasonable control of Microline), in each case in accordance with this Agreement, then either Microline shall provide written notice thereof to TransEnterix promptly after making such determination in Section 8(c)(i) or TransEnterix will provide notice of such failure to supply in Section 8(c)(ii) (which Microline can reasonably dispute). Within sixty (60) days after such notice (or if disputed, after resolution of such dispute), Microline shall provide TransEnterix with written notice (the “Alternative Supplier Notice”) identifying one or more third party manufacturer(s) (each, an “Alternative Supplier”) from which TransEnterix may purchase the Supply Products. If Microline fails to so deliver the Alternative Supplier Notice (or if the Alternative Supplier(s) identified in the Alternative Supplier Notice cannot or will not deliver the Supply Products in accordance with TransEnterix’s minimum forecasts and at or less than the pricing set forth in this Agreement, in TransEnterix’s reasonable discretion), then TransEnterix may choose one or more alternative suppliers in its sole discretion. Promptly after

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the selection of an Alternative Supplier (or another alternative supplier chosen by TransEnterix pursuant to the immediately preceding sentence), Microline shall provide such alternative supplier with sufficient information to permit such alternative supplier to manufacture the Supply Products and authorize said alternative supplier to manufacture Supply Products, including a limited non-exclusive, non-sublicensable license under Microline Project Technology and Microline Background Technology solely to the extent necessary to manufacture Supply Products for TransEnterix.

9.	COMMERCIALIZATION OF SUPPLY PRODUCTS

(a) Commercialization of Supply Products. Except as otherwise provided in this Agreement, TransEnterix shall have sole responsibility for, and sole discretion with respect to, the commercialization of the Supply Products as long as it does not alter or modify the Supply Products, and it provides for the use of the Supply Products solely with its Robotic System in accordance with the applicable Regulatory Approval and other use specifications as provided by Microline.

(b) Use of Trademarks.

(i) TransEnterix Marks. All Supply Products ordered by TransEnterix under this Agreement shall bear solely such trademarks, service marks, trade names and logo identifications owned by or licensed to TransEnterix as TransEnterix shall specify (the “TransEnterix Marks”); provided that all Supply Products shall bear the trademarks of Microline and/or its Affiliates (the “Microline Marks”) as reasonably requested by Microline, which Microline Marks shall be displayed less prominently than the TransEnterix Marks. Microline shall have no right or license to use any TransEnterix Marks (other than to affix them to the packaging and labeling of the Supply Products sold to TransEnterix under this Agreement). All goodwill relating to or developed with respect to any TransEnterix Marks shall belong exclusively to TransEnterix or its Affiliates. Microline will not challenge the validity of any such TransEnterix Mark or use a mark that is deceptively similar to any of the TransEnterix Marks.

(ii) Microline Trademark License. Microline hereby grants to TransEnterix a non-exclusive, non-transferable, worldwide, royalty-free license to use the Microline Marks in connection with TransEnterix’s marketing and sale of the Supply Products. All goodwill associated with the foregoing license shall inure to the benefit of Microline and its Affiliates, and Microline shall have sole control of, and responsibility for, any applications and registrations for the Microline Marks. TransEnterix shall use the Microline Marks in accordance with Microline’s reasonable guidelines with respect to trademark usage of the Microline Marks, as provided to TransEnterix upon reasonable prior notice.

(c) Labeling. Microline shall provide to TransEnterix samples of the planned labeling or product literature at least ninety (90) days prior to the submission of the labeling to regulatory authorities in accordance with the FDA Clearance [******] mm or [**] mm, the FDA Clearance [**] and, if applicable, CE Mark Technical File, or other similar regulatory market applications. Microline shall give full consideration to any comments received from TransEnterix with respect to such labeling and product literature. In addition, Microline shall

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provide to TransEnterix copies of the regulatory approved or cleared labeling to be used in connection with any FSP Supply Product at least thirty (30) days prior to the first commercial sale of such Supply Product. Thereafter, TransEnterix shall provide Microline with notice describing any material change to any such labeling or product literature at least ninety (90) days prior to the first incorporation of such material change, and Microline shall give full consideration to comments received from TransEnterix with respect to such material change.

10.	PAYMENTS

(a) Payments for Development Milestones. In consideration of the work to be conducted by Microline pursuant to the Work Plan, TransEnterix shall pay Microline non-refundable milestone payments as set forth below:

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(b) Supply Products.

(i) Microline shall invoice TransEnterix within thirty (30) days following each shipment of Supply Products in accordance with the shipping terms set forth in Section 4 above. Prices shall be as set forth on Exhibit D, and TransEnterix shall pay all invoiced amounts in accordance with such pricing terms within thirty (30) days of receipt of an invoice therefor.

(ii) Each invoice shall contain (A) Microline’s name and the invoice date, (B) the type, price, and quantity of the Supply Products actually delivered, (C) the name (where

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

applicable), title, phone number, and complete mailing address of the responsible official to whom payment shall be sent, and (D) other substantiating documentation or information as may reasonably be required by TransEnterix from time to time.

11.	REPRESENTATIONS AND WARRANTIES

(a) Development Warranty. Microline represents and warrants to TransEnterix that it will develop the FSP Products diligently, with reasonable skill and care, and using the services of appropriately skilled and trained workers, and in compliance with Good Manufacturing Practices and the QA Procedures.

(b) Representations and Warranties of Microline. Microline represents and warrants that as of the Effective Date (i) Microline has the full power, right and authority to enter into this Agreement, carry out its obligations under this Agreement, and grant the rights granted to TransEnterix hereunder; (ii) Microline has not previously granted and will not in the future grant any rights in or to the Microline Background Technology (as defined in Section 12(a)), Microline Project Technology (as defined in Section 12(b)), FSP Products or the Power Supply Products to a third party which are inconsistent with the rights granted to TransEnterix herein; (iii) Microline has not received any communications alleging that Microline’s use of Microline Background Technology relating to the FSP Products or Power Supply Products would violate Intellectual Property Rights of any third party; and (iv) Microline shall comply in all material respects with all applicable laws.

(c) Representations and Warranties of TransEnterix. TransEnterix represents and warrants that as of the Effective Date, (i) it has the full power, right and authority to enter into this Agreement and to carry out its obligations hereunder; (ii) TransEnterix has not previously granted and will not in the future grant any rights in or to the TransEnterix Background Technology (as defined in Section 12(a)), TransEnterix Project Technology (as defined in Section 12(c)) or Robotic System to a third party which are inconsistent with the rights granted to Microline herein; (iii) TransEnterix will use commercially reasonable efforts to seek to obtain all United States regulatory approvals from, to make all necessary and appropriate applications and other submissions to, and to prepare and maintain all records, studies and other documentation needed to maintain and demonstrate compliance with the requirements of, the FDA and other United States Governmental Authorities for its business activities relating to the Robotic System; and (iv) TransEnterix has not received any communications alleging that TransEnterix’s use of TransEnterix Background Technology relating to the Robotic System would violate Intellectual Property Rights of any third party; and (v) TransEnterix shall comply in all material respects with all applicable laws.

(d) Exclusion of Any Other Warranties of Microline. The representations and warranties contained in this Agreement are made in lieu of all other representations or warranties, express or implied, by Microline, whether oral or written. Microline hereby disclaims all implied warranties, including the warranties of merchantability and fitness for a particular purpose.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.	INTELLECTUAL PROPERTY

(a) Background Technology. Each party shall own and retain all right, title and interest in and to all Technology, and all Intellectual Property Rights therein, Controlled by such party that does not constitute Project Technology or that is otherwise created prior to or independently from the Project (“Microline Background Technology” and “TransEnterix Background Technology,” respectively). Microline Background Technology and TransEnterix Background Technology each includes all Technology Controlled by Microline or TransEnterix, as the case may be, and disclosed to the other party for use in connection with the Project, together with any improvements to, or derivations of, such Technology.

(b) Microline Project Technology. Microline shall own all right, title and interest in and to all Project Technology, and all Intellectual Property Rights therein, related to the FSP Products or the Power Supply Products or to the development efforts relating to such FSP Products or Power Supply Products (“Microline Project Technology”), but excluding all TransEnterix Background Technology and TransEnterix Project Technology).

(c) TransEnterix Project Technology. TransEnterix shall own all right, title and interest in and to the following Project Technology: (i) all Project Technology, and all Intellectual Property Rights therein, relating to Interface Features (defined below), and (ii) all Project Technology, and all Intellectual Property Rights therein, that is an improvement to, a derivation of, or in the Robotic System (“TransEnterix Project Technology”). For the purposes of this Section 12(c), an “Interface Feature” means any feature for mechanically, electrically or electronically coupling or connecting the FSP Product with the Robotic System, whether those components of the Interface Feature are included on the FSP Product or the Robotic System.

(d) Assignment of Technology. Subject to the licenses and other rights specifically set forth in this Agreement, to the extent either party (such party, the “Assigning Party”) obtains any title or similar ownership interest in any Project Technology, or any Intellectual Property Rights therein, that is to be owned by the other party (the “Assigned Party”) in accordance with the terms and conditions of this Agreement, the Assigning Party hereby assigns and, to the extent such assignment cannot be made at present, agrees promptly to assign, to the Assigned Party all of the Assigning Party’s title and other ownership interest in and to such Project Technology and Intellectual Property Rights. The Assigning Party shall execute and procure such documents, including short-form assignments and assignments of patent applications and patents, and take such other actions as may be reasonably requested from time to time by the Assigned Party to obtain for its own benefit appropriate protections for Intellectual Property Rights with respect to such Project Technology, or otherwise to transfer or confirm the transfer, in whole or in part, as the case may be, of such Project Technology and the related Intellectual Property Rights for the benefit of the Assigned Party. Each party represents and covenants that all of its employees, consultants and agents, and all third parties acting on behalf of such party in performing its obligations under this Agreement, shall be obligated under a binding written agreement to assign to such party all Project Technology and Intellectual Property Rights conceived, created, made or reduced to practice by such employees, consultants, agents and third parties in connection with the Project.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) Prosecution and Enforcement of Project Technology. The owner of any Project Technology (the “Owner”) shall have the sole right to prepare, file applications on and registrations for, prosecute, obtain, maintain, defend and enforce all Intellectual Property Rights in such Project Technology in such manner as the Owner deems appropriate in its sole discretion, including incurring all expenses required for such purposes. Notwithstanding the foregoing, (i) Microline shall use commercially reasonable efforts to preserve, obtain and maintain all Intellectual Property Rights for Microline Project Technology and for Microline Background Technology related to the FSP Products or the Power Supply Products and to file patent applications covering any inventions included within such technology, in each case in its reasonable discretion and (ii) TransEnterix shall use commercially reasonable efforts to preserve, obtain and maintain all Intellectual Property Rights for TransEnterix Project Technology and for TransEnterix Background Technology related to the Robotic System and to file patent applications covering any inventions included within such technology, in each case in its reasonable discretion. The non-Owner party shall cooperate fully at its own expense in those activities by the Owner, which cooperation shall include, without limitation, (i) promptly executing all papers and instruments or requiring the non-Owner’s employees, agents and third parties acting on the non-Owner’s behalf to execute such papers and instruments as are reasonable and appropriate so as to enable the Owner to prepare, file, prosecute, obtain, maintain, defend and enforce such Intellectual Property Rights, and (ii) promptly informing the Owner of matters that may affect those activities (including any prior art that may be material to Patent Rights contained in the such Intellectual Property Rights).

(f) License Grants.

(i) Subject to the terms and conditions of this Agreement, Microline hereby grants to TransEnterix a worldwide, non-exclusive license or sublicense (as the case may be) in the Field, without the right to sublicense except to subcontractors as permitted by Section 2(h), under all Intellectual Property Rights Controlled by Microline to use the Microline Background Technology and Microline Project Technology, but only as necessary to exercise its rights to sell the Supply Products purchased from Microline to distributors and end users or fulfill its obligations under this Agreement. The license granted pursuant to this Section 12(f)(i) is only transferable in accordance with the terms and conditions of Section 16(c).

(ii) Subject to the terms and conditions of this Agreement, TransEnterix hereby grants to Microline a worldwide, non-exclusive license or sublicense (as the case may be in the Field), without the right to sublicense except to subcontractors as permitted by Section 2(h), under all Intellectual Property Rights Controlled by TransEnterix, to use TransEnterix Background Technology and TransEnterix Project Technology, but only as necessary to exercise its rights or fulfill its obligations under this Agreement. The license granted pursuant to this Section 12(f)(ii) is only transferable in accordance with the terms and conditions of Section 16(c).

(g) No Implied Licenses.

(i) TransEnterix acknowledges and agrees that, as between the parties and notwithstanding anything to the contrary in this Agreement, Microline owns all right, title and

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interest in and to, including all Intellectual Property Rights pertaining to, all Microline Background Technology and Microline Project Technology, and that under this Agreement, TransEnterix shall acquire no right, title or interest in or to any of the foregoing, by implication, estoppel or otherwise, other than the license rights expressly granted herein or as otherwise expressly provided herein.

(ii) Microline acknowledges and agrees that, as between the parties and notwithstanding anything to the contrary in this Agreement, TransEnterix owns all right, title and interest in and to, including all Intellectual Property Rights pertaining to, all TransEnterix Background Technology and TransEnterix Project Technology, and that under this Agreement, Microline shall acquire no right, title or interest in or to any of the foregoing, by implication, estoppel or otherwise, other than the license rights expressly granted herein or as otherwise expressly provided herein.

13.	INDEMNIFICATION AND INSURANCE

(a) Microline Product Liability Indemnification. Microline shall defend, indemnify and hold harmless TransEnterix, its Affiliates, their permitted successors and assigns and their respective directors, officers, employees, and agents from and against all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs and expenses (including reasonable attorneys and professionals’ fees) (“Liabilities”) resulting from any and all claims by third parties for loss, damage or injury (including death) caused by (i) any Warranty Claim or Specifications Claim, (ii) Microline’s material breach of this Agreement, (iii) Microline’s gross negligence or willful misconduct or (iv) any other defect to any Supply Product directly attributable to Microline or its subcontractors or suppliers, except, in the case of clauses (i) through (iv), to the extent such Liabilities are caused by (A) the storage, handling, modification, misuse, marketing, export, import, advertising, labeling, distribution or sale by TransEnterix of any Supply Product, (B) TransEnterix’s material breach of this Agreement, (C) TransEnterix’s gross negligence or willful misconduct or (D) any TransEnterix product containing or used in conjunction with a Supply Product, including, without limitation, the Robotic System (“TransEnterix Product”).

(b) TransEnterix Product Liability Indemnification. TransEnterix shall defend, indemnify and hold harmless Microline, its Affiliates, their permitted successors and assigns and their respective directors, officers, employees, and agents from and against all Liabilities resulting from any and all claims by third parties for loss, damage or injury (including death) caused by (i) the storage, handling, modification, misuse, marketing, export, import, advertising, labeling, distribution or sale by TransEnterix of any Supply Product, (ii) TransEnterix’s material breach of this Agreement, (iii) TransEnterix’s gross negligence or willful misconduct or (iv) any TransEnterix Product, except, in the case of clauses (i) through (iv), to the extent such Liabilities are caused by (A) any Warranty Claim or Specifications Claim, (B) Microline’s material breach of this Agreement, (C) Microline’s gross negligence or willful misconduct or (D) any other defect to any Supply Product directly attributable to Microline or its subcontractors or suppliers.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Procedure. The parties will follow the following procedures with respect to any indemnification provided pursuant to this Agreement:

(i) Any person claiming indemnification under this Agreement (the “Indemnified Party”) will give Microline or TransEnterix, as the case may be (the “Indemnitor”), written notice of any claim promptly after receipt by such Indemnified Party of notice thereof. Any delay in giving notice hereunder which does not materially prejudice the Indemnitor will not affect the Indemnified Party’s rights to indemnification hereunder. The Indemnitor will have the right to defend the Indemnified Party against any claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnitor notifies the Indemnified Party in writing, within fifteen (15) days after the Indemnified Party has given notice of the claim, of the Indemnitor’s election to defend the claim and of the identity of the Indemnitor’s counsel, (B) the Indemnitor provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnitor will have the financial resources to defend against the claim and fulfill its indemnification obligations hereunder, (C) the claim involves only money damages and does not seek an injunction or other equitable relief, and (D) the Indemnitor conducts the defense of the claim actively and diligently.

(ii) So long as the Indemnitor is conducting the defense of the claim in accordance with clause (i) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the claim without the prior written consent of the Indemnitor (which consent shall not be unreasonably withheld) and (C) the Indemnitor will not consent to the entry of any judgment or enter into any settlement with respect to the claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld).

(iii) In the event any of the conditions in clause (i) above is or becomes unsatisfied, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnitor in connection therewith), (B) the Indemnitor will reimburse the Indemnified Party promptly and periodically for the costs of defending against the claim (including reasonable attorneys’ fees and expenses), and (C) the Indemnitor will remain responsible for any Liabilities the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim to the fullest extent provided in this Section 13.

(d) Insurance.

(i) Microline will procure and maintain at its expense comprehensive general liability insurance with a reputable insurer in amounts of not less than $3 million per incident and $5 million annual aggregate. Such comprehensive general liability insurance will (a) provide product liability coverage, (b) provide broad form contractual liability coverage extending to Microline’s indemnification obligations under this Section 13, (c) contain no products or completed operations exclusions, (d) be in occurrence form and (e) name TransEnterix as an additional insured. Microline will maintain such insurance during the Term and for a period of

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at least five (5) years thereafter. Microline will provide TransEnterix with written evidence of such insurance upon the request of TransEnterix, and will provide TransEnterix with written notice at least thirty (30) days prior to any cancellation, non-renewal, reduction or other material change in such insurance.

(ii) TransEnterix will procure and maintain at its expense comprehensive general liability insurance with a reputable insurer in amounts of not less than $3 million per incident and $5 million annual aggregate. Such comprehensive general liability insurance will (a) provide product liability coverage, (b) provide broad form contractual liability coverage extending to TransEnterix’s indemnification obligations under this Section 13, (c) contain no products or completed operations exclusions, (d) be in occurrence form and (e) name Microline and its Affiliates as an additional insureds. TransEnterix will maintain such insurance during the Term and for a period of at least five (5) years thereafter. TransEnterix will provide Microline with written evidence of such insurance upon the request of Microline, and will provide Microline with written notice at least thirty (30) days prior to any cancellation, non-renewal, reduction or other material change in such insurance.

14.	CONFIDENTIALITY

(a) “Confidential Information” means, as to any party (the “Disclosing Party”), all confidential information provided by or on behalf of such party to the other party (the “Receiving Party”), including any Technology, the terms of this Agreement, and information relating to its business operations or technology, whether disclosed orally or in writing and whether or not marked as being confidential, except any portion thereof which: (i) is known, and can be shown to have been known, by the Receiving Party (other than from the Disclosing Party hereunder) before receipt thereof under this Agreement; (ii) is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality to the Disclosing Party hereunder; (iii) is or becomes generally known to the public through no fault of the Receiving Party; or (iv) is independently developed by the Receiving Party, without access to other Confidential Information of the Disclosing Party, as evidenced by the Receiving Party’s written records. Notwithstanding the foregoing, the Parties agree that TransEnterix Background Technology and TransEnterix Project Technology is the Confidential Information of TransEnterix, and Microline Background Technology and Microline Project Technology is the Confidential Information of Microline.

(b) Nondisclosure. Confidential Information of each Disclosing Party is the exclusive property of such Disclosing Party. Confidential Information of a Disclosing Party may be used by the Receiving Party only in connection with the performance of any obligations or the exercise of any rights under this Agreement. Confidential Information of the Disclosing Party shall not be disclosed to a third party by the Receiving Party without the prior written consent of the Disclosing Party or as authorized by this Agreement. Each Receiving Party will protect the confidentiality of the Confidential Information of the Disclosing Party with at least the same degree of care that it uses to protect the confidentiality of its own proprietary and confidential information, including by entering into appropriate confidentiality agreements with employees, agents, independent contractors and subcontractors. Access to and use of Confidential Information will be restricted to those of Microline’s and TransEnterix’s agents, employees or

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contractors engaged in a use permitted under this Agreement and who have been apprised of the confidential nature of such information. Each Receiving Party will be responsible for any breaches of this Section 14 by its agents, employees or contractors. Confidential Information may not be copied or reproduced without the Disclosing Party’s prior written consent, except as necessary for use in connection with this Agreement.

(c) Disclosure Upon Process. In the event either party receives a subpoena, or other validly-issued administrative or judicial process, requesting that Confidential Information of the other party be disclosed, it will promptly notify the other party of such receipt and allow the other party appropriate time to apply for a protective order. The party receiving such request will thereafter be entitled to comply with such subpoena or other process, only to the extent required by law.

(d) Publicity. The terms and conditions of this Agreement shall be Confidential Information of both parties, and shall not be disclosed by either party without the prior written consent of the other, provided, however, that either party may in any event provide and disclose this Agreement to third parties in connection with any proposed financing or other corporate transaction, subject to a usual and customary confidentiality agreement, or as required by law. In the event the terms of this Agreement or the other Confidential Information are required to be disclosed by law, the disclosing party shall notify the non-disclosing party with sufficient advance notice to obtain any Microline internal approvals and give the non-disclosing party an opportunity to review and comment. Except as otherwise described in this paragraph, neither party shall make any public announcement of this Agreement except by mutual written consent.

(e) Injunctive Relief. Each party acknowledges that any material breach of this Section 14 shall cause the other party irreparable harm for which damages would not be an adequate remedy, and accordingly each party hereby agrees that the issuance of an injunction or other equitable relief is appropriate to restrain any such breach or threatened breach.

15.	TERM AND TERMINATION

(a) Term. This Agreement shall be effective on the Effective Date and shall continue in full force and effect until the expiration of the Minimum Period, unless terminated earlier as provided herein (the “Initial Term”). Unless terminated by either party by written notice given not less than sixty (60) days prior to the expiration of the Initial Term or any then-current Renewal Term, the term of this Agreement shall automatically be extended for additional one (1) year periods (each, a “Renewal Term,” and the Initial Term and any Renewal Term, the “Term”). Notwithstanding anything in this Agreement to the contrary, Microline covenants and agrees that it will not terminate this Agreement by written notice pursuant to this Section 15(a) during or prior to any Renewal Term as long as TransEnterix has purchased or is bound to purchase at a minimum the following quantities of FSP Products during the year prior to the applicable Renewal Term:

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Renewal Term	Quantity
First Renewal Term	[*****]
Second Renewal Term	[*****]
Third Renewal Term	[*****]

(b) Termination for Breach. Notwithstanding any other provision of this Agreement, each party shall have the right, in addition to any other rights and remedies available to such party, to terminate this agreement immediately by written notice to the other party if the other party breaches any material provision of this Agreement and fails to cure such breach within thirty (30) days of the receipt by the breaching party of notice specifying the breach and requiring its remedy. The parties acknowledge that TransEnterix’s failure to timely pay any undisputed amounts due hereunder (and any disputed amounts upon resolution or in any event within ninety (90) days of when originally due) shall constitute a material breach.

(c) Termination for Bankruptcy.

(i) Each party may terminate this Agreement immediately upon written notice to the other party if such other party shall (A) file in any court or agency pursuant to any law of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that party or of its assets, (B) be served with an involuntary petition in bankruptcy against it, filed in any such proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, (C) be a party to any dissolution or liquidation, or (D) make a general assignment for the benefit of its creditors.

(ii) Microline Bankruptcy. If this Agreement is terminated by TransEnterix in accordance with this Section 15(c), Microline shall grant, and hereby grants, to TransEnterix a worldwide, non-exclusive, license in the Field under all Intellectual Property Rights Controlled by Microline to use the Microline Background Technology and Microline Project Technology, but only as necessary to enable the Alternate Supplier to manufacture or commercialize the FSP Product or Power Supply Product. Such license shall terminate on the second anniversary of the date that the Initial Term or then-current Renewal Term (as of the effective date of termination, as applicable) would have expired had this Agreement not been terminated in accordance with this Section 15(c), provided, however, that during the six (6) month period following the termination of such license, TransEnterix shall have the right to sell any Supply Products purchased by TransEnterix hereunder prior to the termination of this Agreement for which the Shelf Life has not expired, and provided further that TransEnterix shall comply with the terms and provisions of this Agreement in connection with the sale of such Supply Products as necessary to enable TransEnterix to manufacture, have manufactured, use and sell the FSP Product developed hereunder and the Power Supply Product.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) Section 365(n). All rights and licenses granted under or pursuant to this Agreement by ether party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that the parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either party under the Bankruptcy Code, the party hereto that is not subject to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject party’s possession, shall be promptly delivered to it (A) following any such commencement of a bankruptcy proceeding upon the non-subject party’s written request therefor, unless the party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (B) if not delivered under the immediately preceding clause (A), upon written request therefor by the non-subject party following the rejection of this Agreement by or on behalf of the party subject to such proceeding.

(d) Termination for Convenience, FDA Approval, Delay.

(i) Notwithstanding any other provision of this Agreement, TransEnterix shall have the right to terminate this Agreement at any time after it has accepted the Pilot Product Units as in compliance with the Warranties, upon ninety (90) days’ written notice to Microline; however, in such instance, TransEnterix shall not be released from its obligation to pay Microline the Transfer Price multiplied by the Profit Margin for each Minimum Product not purchased, as specified in Section 4(c), and any other payment obligations accruing prior to or in connection with such termination.

(ii) Microline shall use commercially reasonable efforts to obtain the Regulatory Approval within [****************] after the Effective Date. Notwithstanding any other provision of this Agreement, TransEnterix shall have the right to terminate this Agreement upon thirty (30) days’ written notice to Microline in the event that Microline shall not have obtained such Regulatory Approval within [****************] of the Effective Date (unless Microline’s failure to obtain such Regulatory Approval is due to reasons beyond the reasonable control of Microline or related to any acts, omissions or delays of or caused by TransEnterix). Notwithstanding the immediately preceding parenthetical, if Microline has not procured the Regulatory Approval for any reason within [***************] after the Effective Date, TransEnterix may at its option terminate this Agreement upon ninety (90) days written notice to Microline. If TransEnterix fails to accept a Deliverable on a timely basis as provided in Section 3(b) or to make any Milestone payment on a timely basis in accordance with Section 10(a) (or fails to be commercially reasonable in agreeing in a reasonable period of time that a Deliverable or Milestone has been met), the subsequent deadlines for Microline to deliver subsequent Deliverables or meet subsequent Milestones, including deadlines for obtaining Regulatory Approval resulting from this section, shall be extended by the total number of days of delay in payment or acceptance.

(iii) Notwithstanding any other provision of this Agreement, TransEnterix shall have the right to terminate this Agreement upon thirty (30) days’ written notice to Microline in the event that Microline’s cumulative delay (unrelated to any acts, omissions or

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

delays of or caused by TransEnterix) in delivering a Deliverable to TransEnterix extends more than [***********] beyond the delivery date for such Deliverable specified in the Work Plan, except that if TransEnterix fails to accept a Deliverable on a timely basis as provided in Section 3(b) or to make any Milestone payment on a timely basis in accordance Section 10(a) (or fails to be commercially reasonable in agreeing in a reasonable period of time that a Deliverable or Milestone has been met), subsequent deadlines, including deadlines resulting from this section, shall be extended by the total number of days of delay in payment or acceptance. For the purpose of this Subsection 15(d)(iii), Microline’s cumulative delay shall be calculated exclusive of any period of delay attributable to a failure by TransEnterix to carry out its obligations under the Work Plan or this Agreement or to any acts, omissions or delays of or caused by TransEnterix.

(iv) For clarity, in no case shall a rejection by TransEnterix of a Deliverable under the terms set forth in Section 3(b) be deemed a failure by TransEnterix to accept a Deliverable on a timely basis under Sections 15(d)(ii) or 15(d)(iii), provided however that acceptance is not unreasonably withheld, conditioned or delayed, and that acceptance is made when in the reasonable mutual agreement of the Project Directors, a Deliverable is acceptable for use in accordance with the relevant instructions for use, where applicable, and substantially complies with all material aspects of the relevant product specifications agreed upon by the Project Directors.

(e) Effect of Termination. Except as described in Section 15(c)(ii), upon any termination or expiration of the Agreement, each party shall return and make no further use of any Confidential Information and materials (and all copies thereof) belonging to the other party, provided, however, that during the six (6) month period following such termination or expiration, TransEnterix shall have the right to sell any Supply Products purchased by TransEnterix hereunder prior to such termination or expiration for which the Shelf Life has not expired, and provided further that TransEnterix shall comply with the terms and provisions of this Agreement in connection with the sale of such Supply Products.

(f) Survival. In addition to such other provisions which by their nature reasonably are intended to survive any expiration or termination of this Agreement, the provisions of Sections 1, 7(d), 7(e), 10 (i.e., each sub-section survives only to the extent that prior to the effective date of termination, Microline had fully met its obligations to TransEnterix described in that specific sub-section), 11, 12, 13, 14, 15(c)(ii),15(d)(i), 15(e), 15(f) and 16, and any Exhibits or definitions referenced therein, shall survive any such expiration or termination.

16.	GENERAL

(a) Entire Agreement. This Agreement, together with the attached Exhibits, shall constitute the entire Agreement between the parties with respect to the subject matter hereof and supersedes all other prior and contemporaneous oral and written communications, agreements and understandings of the parties with respect to the subject matter hereof. In making this Agreement, the parties have not made or relied upon any representations, understandings or other agreements not specifically set forth herein.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Waivers; Amendments; Supplements. No waiver by either party of a breach of any covenant or condition of this Agreement by the other party shall be construed to be a waiver of any succeeding breach of the same or any other covenant or condition. Except as otherwise expressly provided herein, this Agreement or any Exhibit hereunder may not be changed or amended except by a writing expressly referring to this Agreement signed by both parties.

(c) Assignment. Neither party may assign or otherwise transfer this Agreement, or any rights or obligations hereunder, to any third party without the prior written consent of the other, which consent will not be unreasonably withheld. Notwithstanding the immediately preceding sentence, either party may assign this Agreement without consent of other party to an entity into which it is merged or consolidated or by which it is acquired, or which acquires the portion of its business related to this Agreement; provided that in each case the acquirer agrees in writing to assume and fulfill the obligations of such party under this Agreement.

(d) Choice of Law; Forum. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the state of New York without regard to its principles of conflicts of laws. Subject to Section 16(e), any litigation arising from or relating to this Agreement shall be filed and prosecuted before a court of competent subject matter jurisdiction located in the state of New York. The parties hereby consent to the jurisdiction of such courts over them, stipulate to the convenience, efficiency and fairness of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, inefficiency or unfairness of such courts.

(e) Dispute Resolution.

(i) In the event of any dispute, claim or controversy arising out of or relating to the interpretation of any provision of this Agreement, to the performance of either party under this Agreement or to any other matter under or in connection with this Agreement, including any action in tort, contract or otherwise, at equity or law (a “Dispute”), either party may at any time provide the other party written notice specifying the terms of such Dispute in reasonable detail. As soon as practicable after receipt of such notice, one or more senior executives from each party shall meet at a mutually agreed upon time and location for the purpose of resolving such Dispute. Such senior executives shall engage in good faith discussions and/or negotiations for a period of up to thirty (30) days to resolve the Dispute or negotiate an interpretation or revision of the applicable portion of this Agreement which is mutually agreeable to both parties, without the necessity of formal procedures relating thereto. During the course of such discussion and/or negotiation, the parties shall reasonably cooperate and provide information that is not materially confidential in order so that each of the parties may be fully informed with respect to the issues in the Dispute.

(ii) Any Dispute not resolved pursuant to clause (i) above shall be resolved exclusively by arbitration conducted in New York, New York by a single arbitrator agreed between the parties, under the Commercial Arbitration Rules of the American Arbitration Association. If the parties cannot agree on a single arbitrator, either party shall have the right to give notice that the Dispute shall be heard by three arbitrators, each party selecting one arbitrator

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and the two selecting a third. The arbitrator(s) shall have at least fifteen (15) years’ experience in medical device matters and shall have no conflicts of interest. Each party shall bear its own costs of participating in the arbitration, and the costs and expenses of the arbitrators shall be shared equally. The decision of the arbitrator shall be binding and enforceable in any court of competent jurisdiction.

(f) Independent Contractors. The relationship of Microline and TransEnterix at all times shall be solely that of independent contractors with respect to all matters arising under this Agreement. Nothing herein shall be deemed to establish a relationship of partnership, joint venture or employment between the parties. TransEnterix shall have no control or direction over Microline and any of its employees, consultants and subcontractors performing development or manufacturing hereunder. Any such employees, consultants and subcontractors shall not have any contractual relationship whatsoever with TransEnterix arising out of or by virtue of this Agreement, and Microline shall be responsible for compliance with all applicable employment related laws and regulations with respect to such persons, including without limitation those governing hours of labor, working conditions, workers’ compensation, payment of wages, and the payment of any applicable taxes, such as unemployment, social security, and other payroll taxes.

(g) Force Majeure. Neither party shall be liable for any delay or failure in performance of any obligations hereunder (other than payment obligations) arising out of acts or events beyond its reasonable ability to foresee and avoid, including fires, labor disputes, embargoes, failure of suppliers, requirements imposed by Government regulation, civil or military authorities, judicial decisions, acts of God or by the public enemy.

(h) Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

(i) Notices. All notices, demands, requests, approvals, consents or other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given: (i) when delivered in person or by courier or confirmed facsimile; (ii) upon confirmation of receipt when sent by certified mail, return receipt requested; or (iii) upon receipt when sent by reputable private international courier with established tracking capability (such as DHL, FedEx, or UPS), postage pre-paid, to the noticed party at the address set forth below, or such other address as a party may specify by written notice to the other.

Notices shall be sent to Microline at:

Microline Surgical, Inc.

800 Cummings Center, Suite 166T

Beverly, MA 01915

Attention: President

Telecopier: (978) 922-9209

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with a required copy to:

Foley Hoag LLP

Seaport West

155 Seaport Boulevard

Boston, Massachusetts 02210

Attention: Gil Arie, Esq.

Telecopier No.: (617) 832-7000

and to TransEnterix at:

TransEnterix Surgical, Inc.

635 Davis Drive, Suite 300

Durham, North Carolina 27713

Attention: Todd Pope, tpope@TransEnterix.com

Telecopier: (919) 765-8459

with a required copy to:

TransEnterix Surgical, Inc.

635 Davis Drive, Suite 300

Durham, North Carolina 27713

Attention: Legal Counsel

Telecopier: (919) 765-8459

(j) Captions, Section Headings. As used in this Agreement, “including” means “including but not limited to”, and “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole. The Section headings used hereof are for reference and convenience only, and shall not enter into the interpretation of this Agreement. Unless otherwise expressly provided herein, any reference to a number of “days” hereunder shall refer to calendar days.

(k) Severability. If any provision of this Agreement is determined to be invalid, illegal or otherwise unenforceable, then such provision will instead be construed to give effect to its intent to the maximum extent possible, and the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. If, after application of the immediately preceding sentence, any provision of this Agreement is determined to be invalid, illegal or unenforceable, such provision shall be severed, and after any such severance, all other provisions hereof shall remain in full force and effect.

(l) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Execution and delivery of this Agreement and the Exhibits hereto by any party via facsimile or e-mailed pdf shall be legal, valid and binding execution and delivery of such document for all purposes.

Signatures Appear on the Following Page-

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized representatives as of the Effective Date

TransEnterix Surgical, Inc.		Microline Surgical, Inc.

By:	/s/ Todd M. Pope	By:	/s/ Sharad H. Joshi

Name:	Todd M. Pope	Name:	Sharad H. Joshi

Title:	CEO	Title:	President and CEO

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EXHIBIT A

MARKETING REQUIREMENTS DOCUMENT

1.0	PURPOSE

The purpose of this document is to define product concept and product requirements for the SurgiBot FLEX VESSEL SEALING DEVICE, AND ASSOCIATED UPS.

2.0	SCOPE

This MRD covers the Surgibot FLEX VESSEL SEALING DEVICE and its use clinically with the SurgiBot Surgical System.

3.0	DEFINITIONS

Requirement: A performance or physical characteristic of the product that must be achieved in order to fulfill the requirement. The individual requirements are indicated by a bold-face “(Rxx)” where xx is an alphanumeric unique to the requirement.

Objective: A performance or physical characteristic of the product that is desirable but is not required. The individual objectives are indicated by a bold-face “(Oxx)” where xx is an alphanumeric unique to the objective.

Rationale: A short justification of the rationale for the requirement or objective.

4.0	PRODUCT CONCEPT DEFINITION

4.1	Product Description:

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4.2	Intended Use:

4.2.1	The Flex Vessel Sealing Device will simultaneously grasp, seal, and divide tissue in a manner consistent with the current Microline FLS

4.2.2	The FVS will seal vessels and have clearance for vessel sealing with a target of [***] vessel sealing indication or a minimum of [***] vessel sealing indication.

4.3	“Target Procedures” may include (but will not be limited to):

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4.4	End Users: Prescription Use.

4.4.1	Surgeon familiar with minimally invasive laparoscopy techniques

4.4.2	Nurse: OR Nurse

4.5	Intended Markets: Laparoscopic Surgery

4.5.1	The primary segments in which this product will be sold include:

4.5.1.1	Hospital Operating Rooms

4.5.1.2	Surgery Centers

5.0	MARKETING REQUIREMENTS

5.1	General Requirements

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5.2	Usability (Human Factor) Requirements

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5.3	Compatibility Requirements:

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5.X	Performance Requirements:

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5.4	Environmental Requirements

(R13)	Operating Environment: The System shall be utilized in temperatures representative of an Operating Room environment.

(R14)	Storage Environment: The System shall be stored in conditions that do not adversely affect function or sterility shelf life.

5.5	Biocompatibility Requirements

(R15)	Biocompatible Materials: Tissue contacting materials of the System shall be biocompatible according to the nature of contact and duration of contact with tissue.

Rationale:	Biological testing of patient contacting materials is described by ISO-10993, a standard recognized by the FDA. Tissue contacting material should undergo designated testing or have long, safe histories of clinical use in other devices legally marketed in the US.

5.6	Packaging Requirements

(R16)	System Packaging: The System shall be packaged in a manner that protects the instrument from handling damage, maintains a sterile barrier, is easily stored in a hospital environment, is easily opened by hospital staff for use and meets applicable requirements of sterile packaging systems.

(O1)	Packaged individually in blister and box, then in shipper carton 3 per box.

5.7	Sterilization Requirements (please modify if not required)

(R17)	Sterilization Level: The System shall have a sterility assurance level (SAL) of 10-6.

Rationale:	The normal SAL for medical devices is 10-6 (one in a million) for critical and invasive devices.

(R18)	Sterilization Method: The single use portion of the system must be compatible with Gamma or ETO sterilization methods.(MSI to provide sterile)

5.8	Labeling Requirements

(R19)	Labeling: Labeling content shall comply with federal and international regulations for medical devices.

(R20)	Trademarks and Registrations: The System shall include relevant trademarks or registrations.

(R21)	Latex Free: No materials contain latex (notification on labeling is required if latex is present).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.9	Distribution Requirements

(R22)	Distribution: Package must meet applicable requirements per standardized distribution testing and maintain seal integrity for the sterility shelf life of the product.

5.10	Shelf Life Requirements

(R23)	Sterility Shelf Life: The System will be initially launched with a 12 months sterility shelf life.

(R24)	Functional Shelf Life: The Instrument will be initially launched with a 12 months sterility shelf life.

5.11	Regulatory Requirements

(R25)	Relevant Regulations: The device will be immediately marketed in the US with FDA clearance.

(R26)	Upon request, MSI will obtain clearance for sale in additional countries at TRX expense, and MSI will cooperate with provision of the needed technical files.

5.12	Manufacturing Requirements

(O2)	Manufacturing Location: Target manufacturing location FLS is Beverly Mass.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

ROBOTIC SYSTEM

The Robotic System is a surgical platform which allows for flexible instruments to be introduced into the body for purposes of performing surgery using motors to orient and move the instruments within a body cavity. The system includes a component(s) through which flexible instruments can be inserted into the body. This component can receive a flexible instrument and use the motors to move the flexible instrument in multiple degrees of freedom.

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EXHIBIT C

WORK PLAN

PLAN HAS BEEN REDACTED

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

PRICING OF SUPPLY PRODUCTS

•	Transfer Price for FSP Products based on tooling and volumes

Annual Volumes	Transfer Price (no tooling)	Transfer Price (with tooling)
[*********] units	$[***]	N/A
[**********] units	$[***]	$[***]
[*********] units	[****]	$[**************]
>[*****] units	[****]	$[**************]

•	The table above is an estimate. It is based on what Microline knows today and, is subject to change based on the unknown changes required by specifications and Surgibot interface requirements. Any changes that lead to an increase in pricing must be reviewed and approved by TransEnterix prior to implementation. Transfer pricing will be jointly reviewed upon Design Freeze for the FSP Product and annually thereafter to provide opportunities for cost reductions. Microline and TransEnterix agree that the pricing for >[*****] units will be reduced to reflect volume pricing discounts; however the pricing for these volumes will not be set until the aforementioned pricing reviews.

•	Option is shown above for CapEx investment estimated to be $[******] to bring component costs and Transfer Price down shown above “with tooling.” TransEnterix and Microline will jointly develop a tooling plan and strategy where TRx will cover the costs of tools that are unique to the FSP Product.

Power Supply Products

Transfer Price = $[*****]/unit

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

PRODUCT MINIMUMS

Period	FSP Products	Power Supply Products
[******]*	[*****]	[**]
[******]*	[*****]	[**]
[******]*	[*****]	[**]
First Renewal Term	[*****]
Second Renewal Term	[*****]
Third Renewal Term	[*****]

*Refers	to [******] periods during the Minimum Period.